UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2013 (October 9, 2013)

SHFL entertainment, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	0-20820	41-1448495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6650 El Camino Road, Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 10, 2013, SHFL entertainment, Inc. (“SHFL” or the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it has established a record date and a meeting date for a special meeting of its shareholders to, among other things, consider and vote on a proposal to approve and adopt the previously announced Agreement and Plan of Merger, dated as of July 15, 2013 (the “Merger Agreement”), by and among the Company, Bally Technologies, Inc., a Nevada corporation (“Bally”), and Manhattan Merger Corp., a Minnesota corporation and an indirect wholly owned subsidiary of Bally (“Merger Sub”) providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Bally.

As previously disclosed in the amended preliminary proxy statement filed by the Company with the Securities and Exchange Commission on September 23, 2013 (the “Amended Proxy Statement”), a number of lawsuits seeking to enjoin the Merger have been filed in Minnesota (the “Minnesota Actions”) and in Nevada (the “Nevada Actions” and, together with the Minnesota Actions, the “Litigation”). On September 25, 2013, a judge of the Eighth Judicial District for the State of Nevada in and for the County of Clark stayed the Nevada Actions until the Minnesota Actions are resolved. On October 3, 2013, a judge of the Minnesota District Court, Fourth Judicial District, County of Hennepin (the “Minnesota Court”) denied a motion plaintiffs filed seeking expedited discovery.

On October 9, 2013, the defendants and plaintiffs in the Minnesota Actions (the “Settling Parties”) entered into a Memorandum of Understanding (“MOU”), providing for the settlement in principle of the claims brought in the Minnesota Actions, subject to certain confirmatory discovery by the plaintiffs in the Minnesota Actions and subject to the approval of the Minnesota Court. SHFL and the other named defendants have vigorously denied, and continue vigorously to deny, that they have committed any violation of law or engaged in any of the wrongful acts that were alleged in the Minnesota Actions. The MOU outlines the terms of the Settling Parties’ agreement in principle to settle and release all claims which were or could have been asserted in the Minnesota Actions.

The parties to the MOU will seek to enter into a stipulation of settlement that will be presented to the Minnesota Court for final approval. The stipulation of settlement will be subject to customary conditions, including approval by the Minnesota Court, which will consider the fairness, reasonableness and adequacy of the settlement. The stipulation of settlement will provide for, among other things, the conditional certification of the consolidated Minnesota Actions as a non-opt-out class action. The stipulation of settlement will provide for the release of any and all claims arising from the Merger, subject to approval by the Minnesota Court. The release will not become effective until the stipulation of settlement is approved by the Minnesota Court, and there can be no assurance that the Settling Parties will ultimately enter into a stipulation of settlement or that the Minnesota Court will approve the settlement even if the Settling Parties were to enter into such a stipulation. In such event, or if the Merger is not consummated for any reason, the proposed settlement will be null and void and of no force and effect. The settlement will not affect the consideration to be received by SHFL’s shareholders in the Merger or the timing of the anticipated closing of the Merger.

SHFL believes that the Litigation is without merit and that no further disclosure is required to supplement the Amended Proxy Statement under applicable laws; however, to eliminate the burden, expense and uncertainties inherent in such litigation, and without admitting any liability or wrongdoing, SHFL has agreed, pursuant to the terms of the MOU, to make certain supplemental disclosures to the Amended Proxy Statement. Nothing in those supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of SHFL entertainment, Inc., dated October 10, 2013

Forward-Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may”, “will”, “should”, “expect”, “anticipate”, “plan”, “likely”, “believe”, “estimate”, “project”, “intend” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in our forward-looking statements are reasonable, any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward-looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the shareholders of the Company to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of the Company and Bally to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of the Company; (5) the ability of the Company to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Bally to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K for the year ended October 31, 2012, and our more recent reports filed with the U.S. Securities and Exchange Commission (the “SEC”) including the Form 10-Q for the quarter ended January 31, 2013, the Form 10-Q for the quarter ended April 30, 2013 and the Form 10-Q for the quarter ended July 31, 2013. The Company can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

SHFL has filed with the SEC on September 23, 2013 an amended preliminary proxy statement in connection with the proposed transaction with Bally. SHFL intends to file with the SEC a definitive proxy statement, which will be sent or given to the shareholders of SHFL and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by SHFL with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to the Company’s Investor Relations website page at http://ir.shfl.com or by contacting Investor Relations by mail to SHFL entertainment, Inc., Attn: Investor Relations, 6650 El Camino Road, Las Vegas, NV 89118, or by phone at (702) 897-7150.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the meeting of shareholders that will be held to consider the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders, which was filed with the SEC on February 1, 2013. Additional information regarding these persons and their interests in the merger is included in the amended preliminary proxy statement filed with the SEC on September 23, 2013. You may obtain free copies of this document as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHFL entertainment, Inc.

Date: October 10, 2013	By:	/S/ KATHRYN S. LEVER
Kathryn S. Lever Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of SHFL entertainment, Inc., dated October 10, 2013